Disclosures on Individual Items of the Financial Statements (Details) - Schedule of information on contract assets and contract liabilities from contracts with customers - EUR (€) € in Thousands	Dec. 31, 2021	Dec. 31, 2020
Schedule of information on contract assets and contract liabilities from contracts with customers [Abstract]
Receivables, which are included in Trade and other receivables	€ 7,424	€ 926
Contract assets	973	1,627
Contract liabilities	€ 6,340	€ 8,142